UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D. C. 20549
____________

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act Of 1934

October 21, 2004
Date of Report (Date of earliest event reported)
___________________________________________________________

ACURA PHARMACEUTICALS, INC.
(Exact Name of Registrant as Specified in Charter)
___________________________________________________________

State of New York	1-10113	11-0853640
(State of Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

616 N. North Court, Suite 120
Palatine, Illinois 60067
(Address of principal executive offices) (Zip Code)

(847) 705-7709
(Registrant’s telephone number, including are code)

Halsey Drug Co., Inc.
(Former Name or Former Address if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17CFR240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17CFR 240.13e-4(c))

Item 4.01  Change in Registrant's Certifying Accountant

On October 21, 2004, Acura Pharmaceuticals, Inc. (the "Company") notified Grant Thornton LLP ("Grant Thornton") of its decision to dismiss Grant Thornton as its independent auditor. BDO Seidman, LLP ("BDO Seidman") has been selected to replace Grant Thornton as the Company's independent auditor for the fiscal year ending December 31, 2004. The decision to dismiss Grant Thornton and to select BDO Seidman, which was made to reduce the cost of compliance with SEC accounting rules, was approved by the Company's Audit Committee of the Board of Directors effective October 21, 2004 and subsequently approved by the Company's Board of Directors with an effective date of October 22, 2004.

Grant Thornton's audit reports on the consolidated financial statements of the Company and its subsidiaries as of and for the years ended December 31, 2003 and December 31, 2002, respectively, did not contain an adverse opinion or a disclaimer of opinion, nor were they qualified or modified as to uncertainty, audit scope or accounting principles, except to the extent that, as discussed in the former accountant's report, the Company has suffered significant losses and negative cash flows from operations which raised substantial doubt about its ability to continue as a going concern. The Company's financial statements do not include any adjustments that might result from the outcome of this uncertainty.

During the Company's two most recent fiscal years and in the subsequent interim period through October 21, 2004, the Company did not have any disagreements with Grant Thornton on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedures, which disagreements, if not resolved to Grant Thornton's satisfaction would have caused it to make reference to the subject matter of the disagreements in connection with its reports.

During the Company's two most recent fiscal years and in the subsequent interim period through October 21, 2004, there were no "reportable events" as defined in Regulation S-K, Item 304(a)(1)(v).

The Company has provided Grant Thornton with a copy of the above disclosures and has requested that Grant Thornton review these disclosures and furnish the Company with a letter addressed to the Securities Exchange and Commission stating whether it agrees with the statements made by the Company in this Item and, if not, stating the respects in which it does not agree. A letter from Grant Thornton to that effect is attached to this report as Exhibit 16.1 .

During the Company's fiscal years ended December 31, 2003 and 2002, and the subsequent interim period through October 21, 2004, neither the Company nor someone acting on the Company's behalf consulted BDO Seidman regarding (i) the application of accounting principles to a specified transaction either completed or proposed, (ii) the type of audit opinion that might be rendered on the Company's financial statements, or (iii) any matter that was either the subject of a disagreement (as defined in Regulation S-K, Item 304(a)(1)(iv)), or a "reportable event" (as defined in Regulation S-K, Item 304(a)(1)(v)).

Item 9.01 Financial Statements and Exhibits.

(c)	Exhibits

16.1	Letter of Grant Thornton LLP regarding change in certifying accountant.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

ACURA PHARMACEUTICALS, INC.

By:__/s/ Peter A. Clemens__________________
Peter A. Clemens
Senior Vice President & Chief Financial Officer

Date: October 26, 2004